UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017 (May 5, 2017)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(f)
State Auto Financial Corporation (the "Company") has a Long-Term Incentive Plan, effective January 1, 2007, ("Existing LTIP")under which grants of cash-based performance award units ("PAUs") are made to its Named Executive Officers (" NEOs ") and other members of the Leadership Team. The value of a PAU is dependent upon the State Auto Group’s1 relative performance to a peer group of other property and casualty insurers (the “LTIP Peer Group”) during a three-year performance period. The value of the PAU awards to the NEOs for the three-year performance period ended December 31, 2016 (the "2014-2016 performance period"), was omitted from the Company’s definitive Proxy Statement dated March 22, 2017 (the "2017 Proxy Statement") because, as of that date, the final LTIP Peer Group data for the 2014-2016 performance period was not available to the Company.
On May 4, 2017, the Company’s Compensation Committee approved PAU awards for the 2014-2016 performance period for the NEOs identified in the 2017 Proxy Statement. Set forth below are the non-equity incentive compensation and total compensation for each NEO reported in the Summary Compensation Table on Page 63 of the 2017 Proxy Statement, as recalculated to include the value of the PAU awards for the 2014-2016 performance period.

Named Executive Officer	Year	Non-Equity Incentive Plan Compensation ($)(1)	Total Compensation($)
Michael E. LaRocco	2016	—	1,693,319
Steven E. English	2016	78,975	967,786
Jessica E. Clark	2016	144,179	937,805
Kim B. Garland	2016	—	765,156
Paul M. Stachura	2016	—	604,017

(1) For the total 2016 non-equity incentive plan compensation, the dollar amounts shown in this column reflect the aggregate amount of the following awards earned by each NEO under the Existing LTIP and the One Team Incentive Plan (the "OTIP"). Messrs. LaRocco, Garland and Stachura were ineligible to receive PAU compensation for the 2014-2016 performance period because they were not employed by the Company when the grants for these awards were made in 2014. The Company performance component of the Leadership Bonus Plan ("LBP") and the individual performance component of the LBP were replaced by OTIP in March 2016.

Named Executive Officer	Existing LTIP PAUs($)	OTIP Performance Award	Total Non-Equity Incentive Plan Compensation ($)
Michael E. LaRocco	—	—	—
Steven E. English	78,975	—	78,975
Jessica E. Clark	144,179	—	144,179
Kim B. Garland	—	—	—
Paul M. Stachura	—	—	—

____________________________________

1 The State Auto Group refers to (1) the insurance subsidiaries of State Auto Financial Corporation: State Auto Property & Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank") and State Auto Insurance Company of Ohio ("SAOH") and to (2) State Automobile Mutual Insurance Company ("State Auto Mutual") and its insurance subsidiaries and affiliates: State Auto Insurance Company of Wisconsin ("SAWI"), Meridian Security Insurance Company ("Meridian"), Patrons Mutual Insurance Company of Connecticut ("Patrons"), Rockhill Insurance Company ("RIC"), Plaza Insurance Company ("Plaza"), American Compensation Insurance Company ("ACIC") and Bloomington Compensation Insurance Company ("BCIC").

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company’s annual meeting of shareholders (the "2017 Annual Meeting") was held on May 5, 2017.

(b)	The following is a brief description and vote count on all items voted on at the 2017 Annual Meeting:

Proposal One - Election of Directors.

The following persons were elected to serve as Class II directors to hold office until the 2020 annual meeting of shareholders and until a successor is elected and qualified, with each director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
David R. Meuse	38,097,560	323,450	2,182,166
S. Elaine Roberts	38,086,384	334,626	2,182,166

The following person was elected to serve as a Class I director to hold office until the 2019 annual meeting of shareholders and until a successor is elected and qualified, with the director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
Kym M. Hubbard	38,372,956	48,054	2,182,166

Proposal Two - To Adopt the Material Terms of the State Auto Financial Corporation 2017 Long-Term Incentive Plan.
 The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
37,838,725	570,282	12,003	2,182,166

Proposal Three - Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
40,122,076	447,388	33,712	—

Proposal Four - Advisory vote on compensation paid to named executive officers, as disclosed in the proxy materials.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
38,184,409	205,771	30,830	2,182,166

Proposal Five- Advisory vote on the frequency of conducting future advisory votes on the compensation paid to named executive officers, as disclosed in the proxy materials.
 The Proposal for one year was approved with the following vote:

Shares Voted For One Year	Shares Voted For Two Years	Shares Voted For Three Years	Abstentions
35,443,762	21,935	2,938,736	16,577

(c)	Not applicable.

Section 8.	Other Events

Item 8.01.	Other Events
At the Company’s Board of Directors’ meeting held on May 5, 2017, the following directors were appointed or re-appointed to the following Board committees:

Audit Committee: Chairperson Eileen A. Mallesch, Robert E. Baker, Kym M. Hubbard and David R. Meuse
Compensation Committee: Chairperson Robert E. Baker, Eileen A. Mallesch, Thomas E. Markert and S. Elaine Roberts
Nominating and Governance Committee: Chairperson Michael J. Fiorile, Thomas E. Markert and S. Elaine Roberts
Investment and Finance Committee: Chairperson David R. Meuse, Kym M. Hubbard and Michael E. LaRocco
Independent Committee: Chairperson Thomas E. Markert, Kym M. Hubbard, Eileen A. Mallesch, David R. Meuse and S. Elaine Roberts
Risk Committee: Chairperson Michael J. Fiorile, Thomas E. Markert, and S. Elaine Roberts

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 10, 2017	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel